UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2015

ANTRIABIO, INC.
(Name of registrant in its charter)

Delaware	000-54495	27-3440894
(State or jurisdiction	(Commission File	(IRS Employer
of incorporation or	Number)	Identification No.)
organization)

1450 Infinite Drive
Louisville, CO 80027
 (Address of principal executive offices)

(303) 222-2128
 (Registrant's telephone number)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

SERIES A PREFERRED STOCK OFFERING

On December 10, 2015, AntriaBio, Inc. (the “Company”, “we”, “us” or “our”) announced an initial close (the “Initial Close”) of its offering (the “Offering”) of up to $15,000,000 shares of our Series A Preferred Stock (the “Offered Shares” or the “Series A Preferred Stock”) at a price per Offered Share of $1.95 (the “Series A Purchase Price”) with six accredited investors (each an “Investor” and collectively, the “Investors”).  In connection with the Initial Close of the Offering, we entered into Purchase Agreements (collectively, the “Purchase Agreements”) by and between us and each Investor in which we issued to the Investors an aggregate of 1,025,699 Offered Shares at the Series A Purchase Price.  We received gross cash proceeds of $2,000,115, excluding Placement Agent compensation, transaction costs, fees and expenses in the Initial Close of the Offering.  The material terms of the Series A Preferred Stock are as follows:

Optional Conversion

The Series A Preferred Stock plus accrued but unpaid dividends thereon may be converted at any time, at the option of the holder, into shares of our Common Stock, $0.0001 par value per share (“Common Stock”) at an initial ratio of one share of Common Stock for one share of Series A Preferred Stock, subject to adjustments for stock dividends, splits and the anti-dilution adjustment described in Certificate of Designation of Series A Convertible Preferred Stock of AntriaBio, Inc. (the “Certificate of Designation”) and as summarized herein.

Mandatory Conversion

The shares of Series A Preferred Stock shall automatically convert upon the occurrence of any of the following:

(i)
At any time upon the vote or consent of the holders of two thirds of the voting power of the then outstanding Series A Preferred Stock, all shares of Series A Preferred Stock plus accrued but unpaid dividends thereon shall automatically convert into shares of Common Stock at the then applicable Series A Conversion Price.

(ii)
Upon the Company’s successful listing on the NASDAQ Stock Market or the NYSE MKT; provided, that, Company’s Common Stock trades for at least 30 consecutive trading days at an average daily price of at least 155% of then-existing Series A Conversion Price within one year prior to such listing; or

(iii)	The closing of an underwritten public offering with a price equal to at least 155% of the Series A Conversion Price and gross proceeds to the Company of not less than $15,000,000.

Anti-dilution Adjustment

The Series A Preferred Stock is subject to standard weighted average anti-dilution protection, as well as adjustment for stock splits, stock dividends and similar events.

In the event that we issue additional securities (a “Qualifying Issuance”) at a purchase price less than the then effective Series A Preferred Stock conversion price (initially equal to the Series A Purchase Price (“Series A Conversion Price”), the Series A Conversion Price shall be adjusted in accordance with the following formula:

CP2 = CP1 * (A+B) / (A+C)

Where

CP2 =           Series A Conversion Price in effect immediately after new issue;

CP1           =           Series A Conversion Price in effect immediately prior to new issue;

A =       Number of shares of Common Stock deemed to be outstanding immediately prior to new issue (includes all shares of outstanding Common Stock, all shares of outstanding preferred stock on an as-converted basis, and all outstanding options on an as-exercised basis; and does not include any convertible securities converting into this round of financing);

B =       Aggregate consideration received by the Company with respect to the new issue divided by CP1; and

C =       Number of shares of stock issued in the subject transaction.

The following issuances shall not trigger anti-dilution adjustment:

Shares of Common Stock or other securities of the Company exercisable for or convertible into Common Stock: (i) issuable as a dividend or distribution on the Series A Preferred Stock; (ii) issued upon the conversion of any debenture, warrant, option, or other convertible security existing as of the date of the initial closing of this Offering; (iii) issuable upon a stock split, stock dividend, or any subdivision of shares of Common Stock; and (iv) issued or issuable to employees or directors of, or consultants to, the Company pursuant to any plan approved by the Board of Directors (the “Board of Directors” or “Board”); (v) issued to suppliers or third party service providers in connection with the provision of goods or services pursuant to transactions approved by the Board of Directors; (vi) issued to banks, equipment lessors or other financial institutions, or to real property lessors, pursuant to a debt financing equipment leasing or real property leasing transaction approved by the Board of Directors; (vii) issued in connection with sponsored research, collaboration, technology license, development, marketing or other similar agreements or strategic partnerships approved by the Board of Directors; and (viii) issued pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all of the assets or other reorganization or to a joint venture agreement, provided that such issuances are approved by the Board of Directors; and, further provided, that the securities issued or issuable under clauses (v) through (viii) above do not in the aggregate cumulatively exceed more than 10% of outstanding Common Stock of the Company, on a fully diluted basis.

Liquidation Preference

In the event of any liquidation, dissolution or winding up of the Company, the holders of the Series A Preferred Stock shall be entitled to receive an amount per share of Series A Preferred Stock equal to the Series A Purchase Price plus declared but unpaid dividends thereon (such amount, in the aggregate, the “Liquidation Preference”). Thereafter, the Series A Preferred Stock participates in distributable proceeds with the Common Stock pro rata on an as-converted basis. The holders of Series A Preferred Stock may convert to Common Stock prior to the liquidation, dissolution or winding up if such conversion would yield a larger payment than the Liquidation Preference.

A merger or consolidation (other than one in which stockholders of the Company own a majority by voting power of the outstanding shares of the surviving or acquiring corporation) and a sale, lease, transfer or other disposition of all or substantially all of the assets of the Company will be treated as a liquidation event (a “Deemed Liquidation Event”), thereby triggering payment of the Liquidation Preference described above unless (i)  the holders of a majority of the then outstanding Series A Preferred Stock elect otherwise or (ii) the potential proceeds to the holder of the Series A Preferred Stock (determined on the overall value of the transaction, including milestones, earn-outs and the like) in any such a transaction would exceed three times (3x) the Series A Conversion Price.

Dividend

Holders of Series A Preferred Stock will be entitled to an annual 6% cumulative dividend which shall be payable quarterly in equal amounts in the form of Series A Preferred Stock. Additional dividends shall be paid only if, when and as declared by the Board of Directors.

Registration Rights

We agreed to undertake, using commercially reasonable efforts, to register the shares of Common Stock issuable upon the conversion of the Series A Preferred Stock on Form S-1 within 90 days of the issuance of the Series A Preferred Stock. If Company fails to undertake to make such registration within 90 days, Company shall pay to each holder of Series A Preferred Stock, until Company undertakes to make such registration, a monthly cash payment in the amount of 1% of the aggregate value of all Series A Preferred Stock controlled by such holder. The registration expenses (exclusive of stock transfer taxes, underwriting discounts and commissions) will be borne by the Company.

Maturity

On the date occurring ten (10) years after the issuance of the Series A Preferred Stock, the Series A Preferred Stock shall mature and be redeemed by the Company by means of a cash payment to each holder of Series A Preferred Stock in the amount of the face value of such holder’s Series A Preferred Stock plus accrued but unpaid dividends thereon.

The foregoing description of the Certificate of Designations and the Agent’s Warrants is a summary of the material terms thereof and is qualified in its entirety by the complete text of the Certificate of Designations and the form of the Agent’s Warrants, which are attached as Exhibits 3.1 and 4.1 to this Current Report on Form 8-K, which are incorporated herein by reference.

Placement Agent Compensation

On October 19, 2015, we entered into a Placement Agency Agreement, dated October 19, 2015 (the “Placement Agency Agreement”) with a FINRA registered broker-dealer to serve as our exclusive placement agent (the “Placement Agent”) in connection with the Offering.  The material terms of the Placement Agency Agreement are as follows:

Placement Agent Fee and Expenses

In connection with the sale of Offered Shares, we agreed to pay the Placement Agent a cash Placement Agent’s fee equal to up to seven percent (7%) of the aggregate purchase price paid by investors at each close of the Offering.  In addition, we also agreed to reimburse the Placement Agent for its reasonable out-of-pocket expenses with such expenses not to exceed $40,000 without our written consent.   At the Initial Close, we paid the Placement Agent’s fees and expenses of approximately $105 thousand.

Placement Agent Warrant Compensation

In addition to the Placement Agent’s fees, we agreed to issue to the Placement Agent warrants equal to up to ten percent (10%) of the Offered Shares sold at each close (the “Agent’s Warrants”).  At the Initial Close we issued Agent’s Warrants to the Placement Agent to purchase up to approximately 64 thousand shares of Common Stock of the Company. The exercise price of the Agent’s Warrants is equal to a twenty percent (20%) premium of the Series A Purchase Price of the Offered Shares sold in the Offering. The Agent’s Warrants are exercisable immediately after the date of issuance and shall expire seven and a half (7.5) years after the date of issuance, unless otherwise extended by Company.

Placement Agent Tail Fee

For a period of 18 months following the termination date of the Placement Agency Agreement (the “Tail Period”), we have agreed to pay the Placement Agent tail placement agent’s fee in an amount equal to up to seven percent (7%) of the aggregate purchase price of any securities issued in any subsequent offering (each, a “Subsequent Offering”).

Placement Agent’s Tail Warrant Compensation

We agreed to issue to the Placement Agent the following warrants (“Tail Agent’s Warrants”) as additional compensation in an amount equal to up to ten percent (10%) of the aggregate shares of securities issued in each Subsequent Offering. The Tail Agent’s Warrants will be subject to the same terms and conditions as the Agent’s Warrants.

RULE 135C NOTICE

The Company is providing this Current Report on Form 8-K in accordance with Rule 135c under the Securities Act of 1933, as amended (“Rule 135c”), and the notice contained herein does not constitute an offer to sell the Company’s securities, and is not a solicitation for an offer to purchase the Company’s securities. Any securities that may be offered pursuant to any agreement related to the Offering  including, but not limited to, the Placement Agency Agreement, any purchase agreement,  subscription agreement or any other agreement have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

Item 3.02 Unregistered Sales of Equity Securities

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.  The sale and issuance of the Offered Shares, the Agent’s Warrants and the shares issuable upon the conversion or exercise therein have been determined to be exempt from registration under the U.S. Securities Act of 1933, as amended, in reliance on Section 4(a)(2) thereof and Rule 506 of Regulation D promulgated thereunder as a transaction by an issuer not involving a public offering, in which the investors are accredited and have acquired the securities for investment purposes only and not with a view to or for sale in connection with any distribution thereof.  Such securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 3.03 Material Modification to Rights of Security Holders

In connection with the offer and sale of Offered Shares, on December 7, 2015, the Company filed the Certificate of Designations with the Secretary of State of the State of Delaware (the “Certificate of Designations”). The Certificate of Designation became effective that same day. The summary of the preferences, rights, and limitations of the Series A Preferred Stock set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03. A copy of the Certificate of Designation is attached to this Current Report on Form 8-K as Exhibit 3.1, and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As disclosed in Item 3.03, on December 7, 2015, the Company filed the Certificate of Designations, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1, and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On December 10, 2015, we issued the press release attached hereto as Exhibit 99.1.  In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.  The information set forth in Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statements and Exhibits

EXHIBIT	DESCRIPTION
3.1	Certificate of Designations
4.1	Form of Agent’s Warrant
10.1*	Form of Purchase Agreement
99.1**	Press Release of AntriaBio, Inc. dated December 10, 2015
*	To be filed with our Quarterly Report on Form 10-Q for the Quarter Ending December 31, 2015.
**	The following exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTRIABIO, INC.

DATE: December 10, 2015	By:	/s/ Nevan Elam
Nevan Elam Chief Executive Officer & Chairman of the Board

EXHIBIT INDEX

EXHIBIT	DESCRIPTION
3.1	Certificate of Designations
4.1	Form of Agent’s Warrant
10.1*	Form of Purchase Agreement
99.1**	Press Release of AntriaBio, Inc. dated December 10, 2015
*	To be filed with our Quarterly Report on Form 10-Q for the Quarter Ending December 31, 2015.
**	The following exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.